SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

eCollege.com
_____________________________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of eCollege.com (the "Company"), which will be held on July 22, 2003, at 2:00 p.m., local time, at 4900 South Monaco Street, Denver, Colorado 80237.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect six (6) directors of the Company, (ii) to ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003, and (iii) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of the Company's 2002 Annual Report has been mailed concurrently with this document to all stockholders entitled to notice of and to vote at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
June 25, 2003

IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

eCollege.com
4900 South Monaco Street
Denver, Colorado 80237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 22, 2003

To the Stockholders of eCollege.com:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of eCollege.com, a Delaware corporation (the "Company"), will be held on July 22, 2003, at 2:00 p.m., local time, at 4900 South Monaco Street, Denver, Colorado 80237, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect six (6) directors to serve one-year terms ending at the next Annual Meeting of Stockholders or until successors are duly elected and qualified;
2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and
3.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

Only stockholders of record at the close of business on May 30, 2003 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and/or addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
June 25, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

eCollege.com
4900 South Monaco Street
Denver, Colorado 80237

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2003

General

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of eCollege.com, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on July 22, 2003 (the "Annual Meeting"). The Annual Meeting will be held at 2:00 p.m., local time, at 4900 South Monaco Street, Denver, Colorado 80237. These proxy solicitation materials were mailed on or about June 25, 2003 to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On May 30, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 16,523,016 shares of the Company's Common Stock, $.01 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on May 30, 2003. Stockholders may not cumulate votes in the election of directors.

All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Directors are elected by a plurality vote. Proposal 2, the ratification of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003, will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified on that form. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each director proposed by the Board of Directors unless the authority to vote for the election of any such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposal 2 described in the accompanying Notice and Proxy Statement and, with respect to any other proposals properly brought before the Annual Meeting, as the Board of Directors recommends. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Such individuals, however, will not be compensated by the Company for those services. The Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to serve until the next Annual Meeting of Stockholders or until a successor for such director is elected and qualified, or until the earlier death, resignation, or removal of such director. All of the nominees are currently directors of the Company who were elected by the stockholders at the last annual meeting and were nominated by the Board of Directors. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The six candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

NOMINEES

Set forth below is information regarding the nominees to the Board of Directors.

Name	Position(s) with the Company	Age	First Elected Director
Oakleigh Thorne	Chairman and Chief Executive Officer	45	1998
Jack W. Blumenstein	Director	60	1998
Christopher E. Girgenti(1)(2)	Director	39	1997
Jeri L. Korshak(1)(2)	Director	48	1999
Robert H. Mundheim(1)(2)	Director	70	2001
Douglas H. Kelsall	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	49	2002
___________
(1) Member of the Compensation Committee (2) Member of the Audit Committee

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of all of the nominees listed above.

Business Experience Of Nominees For Election As Directors

Oakleigh Thorne has served as the Company's Chief Executive Officer since May 30, 2000 and as a member of our Board of Directors since February 1998. Mr. Thorne is responsible for developing the corporate mission and strategic objectives of the Company and overseeing New Business Development, Strategy, Product Development and Marketing. Mr. Thorne has been Chairman and Chief Executive Officer of TBG Information Investors, LLC and the co-President of Blumenstein/Thorne Information Partners, L.L.C. since October 1996, and is a co-founder of these private equity investment firms. TBG, a partnership with GS Capital Partners II, is a private equity fund that focuses on capital transactions in the information industry. Prior to that time, from September 1986 to August 1996, Mr. Thorne served in various management positions, including most recently as President and Chief Executive Officer of CCH Incorporated, a leading provider of tax and business law information, software, and services. Mr. Thorne serves on the boards of directors of SCP Communications, Inc., ShopperTrakRCT, Inc. and AirCell, Inc. Mr. Thorne is also Chairman of Trout Unlimited and is a member of various charitable boards, including the Art Institute of Chicago and Lake Forest Open Lands Association.

Jack W. Blumenstein has served as a member of our Board of Directors since January 1998. Mr. Blumenstein has been the President of TBG Information Investors, LLC, and the co-President of Blumenstein/Thorne Information Partners, L.L.C. since October 1996, and is a co-founder of these private equity investment firms. TBG, a partnership with GS Capital Partners II, is a private equity fund that focuses on capital transactions in the information industry. From October 1992 to September 1996, Mr. Blumenstein held various positions with The Chicago Corporation (now ABN AMRO, Inc.), serving most recently as Executive Vice President, Debt Capital Markets Group and a member of the Board of Directors. Mr. Blumenstein was President and CEO of Ardis, a joint venture of Motorola and IBM, and has held various senior management positions in product development and sales and marketing for Rolm Corporation and IBM. Mr. Blumenstein also presently is Chairman and CEO of AirCell, Inc., Chairman of SCP Communications, Inc. and serves on the board of directors of ShopperTrakRCT, Inc.

Christopher E. Girgenti has served as a member of our Board of Directors since June 1997 and currently serves as Chairman of our audit committee and is a member of our compensation committee. Mr. Girgenti has been Senior Managing Director of New World Equities, Inc. since November 1996 and Managing Director of New World Venture Advisors, LLC since January 1998. From April 1994 through October 1996, Mr. Girgenti served as Vice President and was co-head of the technology investment banking group of The Chicago Corporation (now ABN AMRO, Inc.). He has held various corporate finance positions with Kemper Securities, Inc. and KPMG Peat Marwick. Mr. Girgenti is a Chartered Financial Analyst. Mr. Girgenti presently serves on the advisory board of Illinois Technology Enterprise Corporation-Evanston and also serves on the boards of directors of Tavve Software Company, Sportvision, Inc. and Katalyst, LLC.

Jeri L. Korshak has served as a member of our Board of Directors since February 1999 and is currently a member of our audit committee and compensation committee. Ms. Korshak has over twenty years of experience in marketing and business development. Ms. Korshak served as Senior Vice President of Marketing and Business Development for AuraServ Communications from June 2000 to March 2001 and Vice President of Strategy for MediaOne Group from June 1998 to June 2000. Ms. Korshak was Vice President and General Manager of US WEST Dex-Mountain Region from September 1995 to May 1998, and Vice President and General Manager of Interactive Television of US WEST Multimedia from November 1994 to September 1995. In these and other positions, Ms. Korshak has been involved in developing and introducing interactive services.

Robert H. Mundheim has served as a member of our Board of Directors since January 2001 and currently serves as Chairman of our compensation committee and is a member of our audit committee. Mr. Mundheim has been Of Counsel to Shearman & Sterling since March 1999. Mr. Mundheim formerly held the position of Senior Executive Vice President and General Counsel of Salomon Smith Barney Holdings Inc. Before that he was Executive Vice President and General Counsel of Salomon Inc., a firm that he joined in September 1992. Prior to joining Salomon Inc., Mr. Mundheim was co-Chairman of the New York law firm of Fried, Frank, Harris, Shriver & Jacobson. Until 1992, Mr. Mundheim was the University Professor of Law and Finance at the University of Pennsylvania Law School, where he had taught since 1965. He served as Dean of that institution from 1982 through 1989. Among his other professional activities, Mr. Mundheim has been General Counsel to the U.S. Treasury Department (1977-1980); Special Counsel to the Securities and Exchange Commission (the "SEC") (1962-1963); and Vice Chairman, Governor-at-Large and a member of the Executive Committee of the National Association of Securities Dealers (1988-1991). He is a trustee and President of the American Academy in Berlin, a trustee of the New School University, a member of the Council of the American Law Institute, and President of the Appleseed Foundation. He serves as a member of the ABA Task Force on Corporate Responsibility.

Douglas H. Kelsall was named Executive Vice President on November 30, 2000, has served as the Company's Chief Financial Officer and Treasurer since September 1999, as our Secretary since November 2000 and as a member of the Board of Directors since August 2002. Mr. Kelsall oversees the

Company's Information Technology, Professional Services, Account Management, Finance and Administration departments. From July 1997 to August 1999, Mr. Kelsall served as Chief Financial Officer of TAVA Technologies, Inc.; from December 1995 to June 1997, he served as Chief Financial Officer of Evolving Systems, Inc.; from June 1993 to December 1995, he served as President of Caribou Capital Corporation. Prior to that time, Mr. Kelsall served in various management and vice president positions at Colorado National Bank. Mr. Kelsall presently serves on the board of directors of Caribou Capital Corporation.

Board Meetings And Committees

The Board of Directors held six meetings during fiscal year 2002. Each member of the Board of Directors during fiscal year 2002 attended or participated in at least seventy five percent (75%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. The Board of Directors has a Compensation Committee and an Audit Committee.

The Compensation Committee of the Board of Directors held seven meetings during fiscal year 2002 and approved grants of options and other actions by written consent from time to time as needed. The Compensation Committee is currently comprised of Directors Mundheim (Chairman), Girgenti and Korshak. The Compensation Committee sets the compensation and compensation plans for the CEO and the CFO, and reviews and approves the compensation and compensation plans of the Company's Executive Committee, General Counsel, and the Company's five most highly paid employees, and reviews general policy matters relating to compensation and benefits of the Company's employees. The Compensation Committee also administers the Company's stock option and stock purchase plans. For more information, please see the "Compensation Committee Report."

The Audit Committee of the Board of Directors held ten meetings during fiscal year 2002. The Audit Committee, which is currently comprised of Directors Girgenti (Chairman), Mundheim and Korshak, selects, evaluates and, where appropriate, replaces the Company's independent auditor, and reviews the scope and timing of its audit services, the auditor's report on the Company's financial statements following completion of its audit, the Company's critical accounting policies, and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee is responsible for maintaining procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, disclosure controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. For more information, please see the "Audit Committee Report."

Director Compensation

All non-employee directors are reimbursed for their reasonable travel expenses incurred in connection with attending the Company's meetings. At our annual meeting of stockholders, on August 14, 2002, the stockholders of the company voted to amend the eCollege 1999 Stock Incentive Plan (the "Amended Plan"), under which our directors are compensated. No cash payments for Board or committee service were made to any director during fiscal year 2002.

Pursuant to the Automatic Award Program under the Amended Plan, each non-employee Board member first elected or appointed at any time after the 2002 Annual Stockholders Meeting, shall be granted a Non-Statutory option valued at $125,000 (the "Initial Director Option"), as determined on the date of grant by the Company by dividing the value of an eCollege option based upon the Black-Scholes model, into $125,000, to yield a number of option shares. The shares subject to the Initial Director Option vest in a series of sixty successive monthly installments upon the director's completion of each month of Board service over the five-year period measured from the grant date. The options are granted at the fair market value per share of common stock on the option grant date and each option has a term of six years measured from the option grant date, subject to earlier termination following the optionee's cessation of Board service.

On the first business day in January of each year, beginning January 2003, each non-employee Board member of a committee of the Board, shall automatically be granted, for each committee on which he or she serves, a Non-Statutory option valued at $5,000 as determined on the date of grant by the Company by dividing the value of an eCollege option based upon the Black-Scholes model into $5,000, to yield a number of option shares (the "Annual Committee Grant"). In addition to the Annual Committee Grant, on the first business day in January of each year, each individual who is serving as the chair of a committee of the Board, shall automatically be granted, for each committee he or she chairs, a Non-Statutory option valued at $5,000 as determined on the date of grant by the Company by dividing the value of an eCollege option based upon the Black-Scholes model into $5,000, to yield a number of option shares. The foregoing options shall be granted at the fair market value per share of common stock on the option grant date and each option shall have a term of six years measured from the option grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to the foregoing annual option grants vest in twelve equal monthly installments upon such director's completion of each month of service over the one-year period measured from the option grant date.

Pursuant to the Automatic Award Program under the Amended Plan, on August 14, 2002, each non-employee Board member, excluding Mr. Mundheim, as described below, was granted an Initial Director Option. The grant date of Ms. Korshak's Initial Director Option was deemed to be January 2, 2002, for purposes of setting the exercise price and establishing the vesting schedule for the option, based on her agreement to waive her 2002 option grant, pursuant to the Automatic Option Grant Program, and her 2002 annual retainer fee for service on the Board of Directors and the Audit and Compensation Committees.

Mr. Mundheim did not receive an Initial Director Option, due to a previous one-time option grant, on April 23, 2001, to purchase 95,000 shares of eCollege Common Stock as compensation for his service as a director. The option is exercisable in sixty successive equal monthly installments upon Mr. Mundheim's completion of each month of Board service. The option was granted with an exercise price of $3.85, the fair market value on the date of grant. The option is subject to a special acceleration event if all three of the following events occur: i) Oakleigh Thorne no longer serves as Chairman of the Board, and ii) Oakleigh Thorne no longer serves as Chief Executive Officer of the Company, and, iii) Oakleigh Thorne's replacement or replacements are not acceptable to Mr. Mundheim in his sole discretion ("Special Acceleration Event"). If the Special Acceleration Event occurs on or before January 23, 2004, then 50% of the outstanding unvested shares subject to the option held by Mr. Mundheim automatically vest so that such option shares will become fully vested and exercisable. If such Special Acceleration Event happens after January 23, 2004, then 100% of the shares subject to the option held by Mr. Mundheim automatically vest so that such option shares will become fully vested and exercisable.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

The Company is asking the stockholders to ratify the appointment of KPMG LLP ("KPMG") as the Company's independent public auditors for the fiscal year ending December 31, 2003. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the appointment of KPMG.

Stockholder ratification of the appointment of KPMG as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Audit Committee of the Board of Directors is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it as a direction to select other auditors. Even if the selection is ratified, the Audit Committee, may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Neither KPMG nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's independent auditors and primary tax compliance services provider, and in the provision of certain pre-approved, non-prohibited services. During the two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 28, 2002, neither the Company nor anyone on behalf of the Company consulted KPMG regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

KPMG's representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Arthur Andersen LLP ("Arthur Andersen") had audited the Company's financial statements annually since 1996. On the recommendation of the Company's Audit Committee, and the approval of the Company's Board of Directors, on June 28, 2002, the Company terminated Arthur Andersen's engagement, and hired KPMG as the Company's new auditors, beginning with the fiscal year ending December 31, 2002, and quarterly reviews beginning with the second quarter of 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as discussed in the following sentence. Arthur Andersen's report for the years ended December 31, 2001 and 2000 was modified with respect to a change in accounting principle. As required by the SEC's Staff Accounting Bulletin 101 ("SAB 101"), the Company has accounted for the implementation of the revenue recognition guidelines of SAB 101 as a change in accounting principle effective January 1, 2000. During the Company's two most recent fiscal years ended December 31, 2001 and for the subsequent interim period through June 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such fiscal years.

Fees Paid to the Company's Auditors

In part due to the new requirements of the Sarbanes-Oxley Act of 2002, and other current and future related rules and regulations, the Company expects that its audit and audit-related expenses will increase for 2003 over the 2002 aggregate amounts described below.

KPMG

The following table shows the fees that the Company paid or accrued for audit and other services provided by KPMG for the fiscal years 2002 and 2001.

	2002(1)	2001
Audit Fees	$70,000	N/A
Audit-Related Fees	$12,500	N/A
Tax Fees	$14,800	N/A
All Other Fees	-	N/A
Total	$97,300	N/A

___________
(1)	On June 28, 2002, the Company terminated Arthur Andersen's engagement, and engaged KPMG as the Company's new auditors.

Arthur Andersen

The following table shows the fees that the Company paid or accrued for audit and other services provided by Arthur Andersen for the fiscal years 2002 and 2001.

	2002(1)	2001
Audit Fees	$10,000	$ 93,400
Audit-Related Fees	$15,180	$ 19,240
Tax Fees	$ 5,125	$ 26,628
All Other Fees	-	-
Total	$30,305	$139,268

___________
(1)	On June 28, 2002, the Company terminated Arthur Andersen's engagement, and engaged KPMG as the Company's new auditors.

Audit Fees. This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

Audit Related-Fees. This category consists of assurance and related services by the Company's auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include benefit plan audits, consultation on other accounting matters not reported in the "Audit Fees" category, due diligence pertaining to potential business combinations, and evaluating the effect of various accounting issues and changes in professional standards.

Tax Fees. This category consists of professional services rendered by the Company's auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees. This category consists of fees for translation services, subscriptions and other miscellaneous items.

Financial Information Systems Design and Implementation Fees

KPMG did not provide the Company any services related to financial information system design and implementation during the 2002 fiscal year.

Recommendation of the Audit Committee

The Audit Committee recommends that the stockholders vote FOR the proposal to ratify the selection of KPMG LLP to serve as the Company's independent public auditors for the fiscal year ending December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of May 30, 2003 (unless otherwise stated in the footnotes) by (i) each stockholder that the Company knows is the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the security holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Shares Beneficially Owned
Oakleigh Thorne	3,740,238	(1)	21.1%
Douglas H. Kelsall	318,526	(2)	1.9%
Robert S. Haimes	120,212	(3)	*
Steven P. Lindauer	57,332	(4)	*
Mark S. Brodsky	81,213	(5)	*
Blumenstein/Thorne Information Partners I, L.P.	2,622,975	(6)	15.0%
New World Equities, Inc.	932,078	(7)	5.6%
Jack W. Blumenstein	2,635,117	(8)	15.0%
Christopher E. Girgenti	928,827	(9)	5.6%
Jeri L. Korshak	30,177	(10)	*
Robert H. Mundheim	49,723	(11)	*
R.A. Investment Group	1,072,223	(12)	6.5%
Lord Abbett & Co.	1,103,900	(13)	6.7%
William Blair & Company LLC	897,600	(14)	5.4%
AWM Investment Co.	1,358,046	(15)	8.2%
Federated Investment, Inc.	1,517,120	(16)	9.2%
Oakleigh B. Thorne	722,222	(17)	4.4%
All executive officers and directors as a group	5,457,929	(18)	29.6%

___________
*	Less than one percent.
(1)

Includes options to purchase 176,011 shares of the Company's common stock exercisable within 60 days of May 30, 2003 and an option grant to Blumenstein/Thorne Information Partners I, L.P., to purchase up to 1,000,000 shares of the Company's Common Stock. Of these 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875 per share, the fair market value of the Company's common stock on date of the grant, options for an additional 200,000 shares have an exercise price of $3.875 per share, based on the Company having met certain stock price performance criteria; and options for the remaining 600,000 shares have an exercise price of $15.00 per share, which can be adjusted to $3.875 based on certain stock price performance criteria. Also includes 1,622,975 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P., and 75,955 shares owned by the Oakleigh Thorne Irrevocable GST Trust. Mr. Thorne is a co-President of Blumenstein/Thorne Information Partners L.L.C, the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Thorne disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Thorne is 4900 South Monaco Street, Denver, Colorado 80237.

(2)

Includes options to purchase 268,053 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003 and 2,778 shares of the Company's Common Stock issuable pursuant to a share right award. Also includes 4,500 shares held by Mr. Kelsall's spouse and 1,500 shares held by

Mr. Kelsall's children. The address for Mr. Kelsall is 4900 South Monaco Street, Denver, Colorado 80237.
(3)	Includes options to purchase 115,666 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003. The address for Mr. Haimes is 4900 South Monaco Street, Denver, Colorado 80237.
(4)	Includes options to purchase 53,332 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003. The address for Mr. Lindauer is 4900 South Monaco Street, Denver, Colorado 80237.
(5)	Includes options to purchase 73,541 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003. The address for Mr. Brodsky is 4900 South Monaco Street, Denver, Colorado 80237.
(6)

Includes a fully vested option to purchase up to 1,000,000 shares of the Company's Common Stock. Of these 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875 per share, the fair market value of the Company's Common Stock on the date of grant; options for an additional 200,000 shares have an exercise price of $3.875 per share based on the Company having met certain stock performance criteria; and the remaining options for 600,000 shares have an exercise price of $15.00 per share, which can be adjusted to $3.875 based on certain stock price performance criteria. The address for Blumenstein/Thorne Information Partners I, L.P. is P.O. Box 871, Lake Forest, Illinois 60045.

(7)

Includes 14,700 shares owned by J.B. Pritzker, a partner in New World Equities, Inc. New World Equities, Inc. disclaims beneficial ownership of such shares. The address for New World Equities, Inc. is 1603 Orrington Avenue, Suite 1070, Evanston, Illinois 60201.

(8)

Consists of options to purchase 7,642 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003 and a fully vested option granted to Blumenstein/Thorne Information Partners I, L.P., to purchase up to 1,000,000 shares of the Company's Common Stock. Of these 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875 per share, the fair market value of the Company's common stock on date of the grant, options for an additional 200,000 shares have an exercise price of $3.875 per share, based on the Company having met certain stock price performance criteria; and options for the remaining 600,000 shares have an exercise price of $15.00 per share, which can be adjusted to $3.875 based on certain stock price performance criteria. Also consists of 1,622,975 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. and 3,500 shares owned by the Jack Wray Blumenstein Contributory IRA and 1,000 shares owned by Mr. Blumenstein's spouse. Mr. Blumenstein is a co-President of Blumenstein/Thorne Information Partners L.L.C., the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Blumenstein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Blumenstein is P.O. Box 871, Lake Forest, Illinois 60045.

(9)

Consists of options to purchase 11,449 shares of the Company's Common stock exercisable within 60 days of May 30, 2003 and 917,378 shares beneficially owned by New World Equities, Inc., of which Mr. Girgenti is the Senior Managing Director. Mr. Girgenti disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Girgenti is 1603 Orrington Avenue, Suite 1070, Evanston, Illinois 60201.

(10)

Includes options to purchase 29,177 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003. The address for Ms. Korshak is c/o of eCollege, 4900 South Monaco Street, Denver, Colorado 80237.

(11)

Consists of options to purchase 49,723 shares of the Company's Common Stock exercisable within 60 days of May 30, 2003. The address for Mr. Mundheim is 599 Lexington Avenue, Room 1640, New York, New York 10022.

(12)

Consists of 943,556 shares of Common Stock held by R.A. Investment Group, 42,889 shares of Common Stock held by Nicholas J. Pritzker, as trustee of the Donrose Trust, 42,889 shares of Common Stock held by Marshall E. Eisenberg, as trustee of JBR Trust #4 and 42,889 shares of Common Stock held by Simon Zunamon, as trustee of T&M Childrens Trust; excludes an aggregate of

301,378 shares of Common Stock owned by such persons, as to which New World Equities, Inc. has the sole voting and dispositive power pursuant to certain nominee agreements; and excludes any other shares beneficially owned by New World Equities, Inc. or its owners. The address for such persons is 200 W. Madison Street, Suite 2500, Chicago, Illinois 60606.

(13)	The address for Lord, Abbett & Company is 90 Hudson Street, Jersey City, New Jersey 07302.
(14)	The address for William Blair & Company is 222 West Adams Street, Chicago, Illinois 60606.
(15)	The address for AWM Investment Company is 153 East 53rd Street, 55th floor, New York, New York 10022.
(16)	The address for Federated Investment, Inc. is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.
(17)

Excludes shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. Mr. Oakleigh B. Thorne is the beneficiary of a trust that is a limited partner in Blumenstein/Thorne Information Partners I, L.P. Mr. Oakleigh B. Thorne is the father of Oakleigh Thorne, the Company's Chief Executive Officer.

(18)	Includes 1,895,421 shares issuable upon the exercise of options exercisable within 60 days of May 30, 2003.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation

The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly paid executive officers of the Company whose salary and bonus for the 2002 fiscal year was in excess of $100,000, for services rendered in all capacities to the Company for the last three fiscal years. No other executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2002 fiscal year has been excluded by reason of his or her termination of employment or change in executive status. The listed individuals will be hereinafter referred to as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position(s)	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/SARs
Oakleigh Thorne Chief Executive Officer	2002 2001 2000	- - -	- - -	$32,258(1) $12,941(1) $19,010(1)	- - -	211,011(1) - 1,000,000(1)
Douglas H. Kelsall Executive Vice President, Chief Financial Officer and Treasurer	2002 2001 2000	$199,167 $180,000 $171,541	$75,850 - $68,000	- - -	- $142,500(2) -	30,000 25,000 100,000
Robert S. Haimes Senior Vice President of Strategy and Market Communication	2002 2001 2000	$185,100 $180,000 $148,333	$55,411 - $54,000	- - -	- - -	7,500 16,000 15,000
Steven P. Lindauer Senior Vice President, Professional Services	2002 2001 2000	$177,225 $61,897 -	$46,672 - -	- - -	- - -	7,500 75,000 -
Mark S. Brodsky Vice President, Sales	2002 2001 2000	$143,967 $140,000 $115,625	$86,195 - $81,500	- - $31,957(3)	- - -	5,000 7,500 62,500
___________
(1)

Oakleigh Thorne has served as the Company's Chief Executive Officer since May 30, 2000. In lieu of salary, benefits and other compensation, the Company granted Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne, fully vested options to purchase up to 1,000,000 shares of Common Stock. Of these 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875 per share, the fair market value of the Company's Common Stock on the date of grant; options for an additional 200,000 shares have an exercise price of $3.875 per share, based on the Company having met certain stock price performance criteria; and options for the remaining 600,000 option shares have an exercise price of $15.00 per share, which can be adjusted to $3.875 based on certain stock price performance criteria. In lieu of an annual salary in 2002, Mr. Thorne was granted an option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share. These options vested monthly in twelve equal installments beginning January 1, 2002 and were fully vested as of December 31, 2002. In addition, Mr. Thorne was granted an additional option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share, of which options to purchase 74,855 shares were vested as of December 31, 2002 based on the Company meeting certain targets in its Corporate Bonus Plan for 2002. The remaining options were forfeited. In 2002, Mr. Thorne was entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code. In 2002, the Company paid $18,510 of Mr. Thorne's personal travel expenses pursuant to his employment agreement. In addition, the Company paid certain living expenses for Mr. Thorne, which totaled $13,748 in 2002, $12,941 in 2001 and $19,010 in 2000.

(2)

Douglas H. Kelsall has served as the Company's Chief Financial Officer since September of 1999. On June 21, 2001, Mr. Kelsall was awarded up to 50,000 shares of the Company's Common Stock under the Company's 1999 Stock Incentive Plan in consideration for his services to the Company and his consent to cancel a previous option grant issued in 1999 for the option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $9.00, the quoted market price of the Company's Common Stock at the date of grant. One third of the shares vested on June 21, 2002, the one year anniversary of the award, and the balance will vest in 24 successive equal monthly installments beginning in July 2002, provided Mr. Kelsall continues in employment with the Company. On December 31, 2002, the unvested restricted shares of Common Stock had a market value of $86,250. The Company recorded stock-based deferred compensation cost of $142,500, equal to the fair market value of the restricted common stock on June 21, 2001. The deferred compensation cost is being amortized on a straight-line basis through July 2, 2004.

(3)	Mark S. Brodsky received $31,957 in compensation for commissions related to sales in 2000.

Option Grants in Last Fiscal Year

The following table provides information on the option grants made to the Named Executive Officers during the fiscal year ended December 31, 2002. All grants were made under the Option Plan. No stock appreciation rights were granted to the Named Executive Officers during that fiscal year.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Option Granted($)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Oakleigh Thorne	101,156(2)	16.29%	$4.49	4/22/12	$285,638	$723,863
	74,855(3)	12.06%	$4.49	4/22/12	$211,371	$535,655
	35,000(4)	5.64%	$3.85	7/18/12	$ 84,744	$214,757
Douglas H. Kelsall	30,000(4)	4.83%	$3.75	7/17/12	$ 70,751	$179,296
Robert S. Haimes	7,500(4)	1.21%	$3.75	7/17/12	$ 17,688	$ 44,824
Steven P. Lindauer	7,500(4)	1.21%	$3.75	7/17/12	$ 17,688	$ 44,824
Mark S. Brodsky	5,000(4)	.81%	$3.75	7/17/12	$ 11,792	$ 29,883
___________
(1)

There can be no assurance provided to any executive officer or other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the 5% and 10% levels or at any other level. Unless the market price of the Common Stock appreciates so that it is higher than the exercise price, no value will be realized from those option grants.

(2)	These options vested monthly in twelve equal installments beginning January 1, 2002 and were fully vested as of December 31, 2002.
(3)	These options were vested as of December 31, 2002, based on the Company meeting certain targets in its Corporate Bonus Plan for 2002.
(4)

Each option becomes exercisable one-third after one year and the remaining two-thirds in twenty-four successive equal monthly installments upon his or her completion of each additional month of service following the grant date. The option will become exercisable on an accelerated basis upon a liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities unless the option is assumed by the surviving corporation.

Aggregate Year-End Option Values

The following table sets forth certain information concerning option exercises and holdings for the fiscal year ended December 31, 2002 with respect to each of the Named Executive Officers and outstanding options held by each officer at December 31, 2002.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the- Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Oakleigh Thorne	-	-	1,000,000(2)	0	$0	$0
	-	-	176,011	35,000	$0	$0
Douglas H. Kelsall	-	-	240,266	86,955	$30,242	$13,506
Robert S. Haimes	-	-	109,639	18,861	$11,480	$6,743
Steven P. Lindauer	-	-	43,332	39,168	$0	$0
Mark S. Brodsky	-	-	59,850	22,650	$12,867	$3,493
___________
1)

Whether an option is "in-the-money" is determined by subtracting the exercise price of the option from the closing price for the Common Stock as reported by Nasdaq on December 31, 2002 ($3.45). If the amount is greater than zero, the option is "in-the-money." For the purpose of such calculation, the exercise price per share is the applicable exercise price as of December 31, 2002 and does not reflect market price changes subsequent to December 31, 2002.

2)

Fully vested options granted to Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne. Mr. Thorne disclaims beneficial ownership of the shares underlying such options, except to the extent of his pecuniary interest, if any.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes the status of the Company's equity compensation plans as of the end of fiscal year 2002:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders:
1999 Stock Incentive Plan	2,131,450	$ 4.82	1,766,339
1999 Stock Purchase Plan	N/A	N/A	303,979
Equity Compensation Plans not approved by security holders:	1,005,806 (1)	$10.49	-

Total	3,137,256		2,070,318

___________
(1)	Includes (i) options to purchase up to 1,000,000 shares of the Company's common stock granted to Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne (for more information on this grant, please see Summary Compensation table, footnote (1)) and (ii) options to purchase up to 5,806 shares of the Company's common stock granted to Jeri Korshak for services rendered as a director of the Company from January 1, 2000 through December 31, 2000.

Employment Agreements

We have entered into employment agreements with our Named Executive Officers. These employment agreements generally include the following terms:

.	Salary (which may be adjusted upward or downward by the Board of Directors), bonus and option grant(s) (pursuant to he Company's 1999 Stock Incentive Plan, as amended);
.	Standard benefits including vacation days, participation in a flexible reimbursement plan and medical/dental insurance;
.	Employment may be terminated by eCollege or by employee at any time and for any reason;
.	Severance pay equal to not more than twelve months of base salary;
.	Non-competition and non-solicitation provisions ranging from six to twelve months from the date of separation;
.	Confidentiality provision;
.	Assignment of ideas and inventions; and
.	Non-disparagement provision.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors, which currently consists of Directors Mundheim (Chairman), Girgenti and Korshak, pursuant to its charter, is responsible for setting the compensation and compensation plans for the CEO and the CFO, and reviews and approves the compensation and compensation plans of the Company's Executive Committee, General Counsel, and the Company's five most highly paid employees, and reviews general policy matters relating to compensation and benefits of the Company's employees. The Compensation Committee also has the responsibility for the administration of the Company's 1999 Stock Incentive Plan, as amended (the "Option Plan") under which grants may be made to executive officers and other employees, and the Company's employee stock purchase plan.

Compensation Philosophy

The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary which reflects individual performance and is designed to attract and retain executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of certain revenue and profitability milestones, and (iii) long-term equity-based incentive awards which tie executive officer compensation to the performance of the Company's stock price. As an executive officer's level of responsibility increases, it is the intent of the Compensation Committee to have a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation rather than base salary. The Compensation Committee makes subjective determinations, which seek to take the foregoing philosophy and the following factors into consideration.

Specific Factors

The primary factors that the Compensation Committee considered in establishing the components of each executive officer's compensation package for the 2002 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

.

Base Salary. Initially, the base salaries of each of the executive officers (other than the Chief Executive Officer) were established in employment agreements. The base salary levels for the executive officers was established for the 2002 fiscal year on the basis of the following factors: personal performance, job knowledge and skills, level of responsibility and authority relative to other positions in the Company, demonstrated teamwork, the estimated salary levels in effect for similar positions at companies within and outside the Company's industry with which the Company competes for executive talent, internal comparability considerations, and adherence to the Company's core values. Base salaries are reviewed on an annual basis, and adjustments are made in accordance with the factors indicated above.

.

Annual Incentive Compensation. Each executive officer may also earn an incentive bonus each fiscal year on the basis of the Company's achievement of certain performance milestones established by the Compensation Committee at the start of that year.

.

Equity Incentives. Equity incentives historically have been provided primarily through stock option grants under the Option Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of Common Stock at a fixed price per share (at least the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest one-third after one year and the remaining in installments over a 24-month period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option can provide value to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term. In the future, the Compensation Committee may chose to use other forms of long-term incentive compensation.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the executive officer's existing holdings of Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

For the fiscal year 2003, at the Company's expense, the Compensation Committee retained an independent compensation consultant to review and make recommendations on (i) the Company's long-term incentive compensation plan for all employees, and (ii) the compensation of the Company's Chief Executive Officer and Executive Vice President. The independent compensation consultant had no prior or other relationship to the Company's Board of Directors or management.

Compensation of the Chief Executive Officer

On May 30, 2000, Oakleigh Thorne assumed the position of Chief Executive Officer. In lieu of salary, benefits and other compensation, the Company granted Blumenstein/Thorne Information Partners I, L.P. (BTIP), an investment fund affiliated with Mr. Thorne, fully vested options to purchase up to 1,000,000 shares of Common Stock. Of these 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875 per share, the fair market value of the Company's Common Stock on the date of grant; options for an additional 200,000 shares have an exercise price of $3.875 per share, based on the Company having met certain stock price performance criteria; and options for the remaining 600,000 option shares have an exercise price of $15.00 per share, which shall be adjusted to $3.875 based on certain stock price performance criteria. The Compensation Committee awarded this stock option grant to BTIP to provide Mr. Thorne with a significant equity incentive to contribute to the financial success of the Company and to align his interests with those of the Company's stockholders.

In lieu of an annual salary in 2002, Mr. Thorne was granted an option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share. These options vested monthly in twelve equal installments beginning January 1, 2002 and were fully vested as of December 31, 2002. In addition, Mr. Thorne was granted an additional option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share, of which options to purchase 74,855 shares were vested as of December 31, 2002 based on the Company meeting certain targets in its Corporate Bonus Plan for 2002. The remaining options were forfeited.

In 2003, the Company entered into an employment agreement with Mr. Thorne, which provided for an annual salary of $350,000, and a bonus potential of 75% of his base annual salary, or $262,500. In addition, the agreement provided for Mr. Thorne to receive $180,000 of long-term incentive compensation, in a form to be determined by the Compensation Committee of the Board of Directors. In determining

Mr. Thorne's compensation package, the Compensation Committee considered the recommendations of the independent compensation consultant.

In addition, the Company pays certain of Mr. Thorne's personal travel and living expenses associated with time spent in Denver related to his position as Chief Executive Officer. These expenses amounted to $32,258 in 2002.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation, which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for the 2003 fiscal year will exceed that limit. The Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with exercise prices equal to the fair market value of the Common Stock on the grant date that is granted by a committee comprised solely of "outside directors" will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the compensation payable (excluding performance based-compensation) to any of the Company's executive officers in the near future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

The Compensation Committee believes that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by:
Robert H. Mundheim Christopher E. Girgenti Jeri L. Korshak
Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

The following Directors served on the Compensation Committee during the fiscal 2002 year: Robert Mundheim, Christopher Girgenti and Jeri Korshak.

No director who served on the Compensation Committee during fiscal 2002 was, during the fiscal year, an officer or employee or was, prior to the fiscal year, an officer of the Company or any of its subsidiaries. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee currently consists of Directors Girgenti (Chairman), Mundheim and Korshak. Each member of the Company's Audit Committee is "independent" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

In May 2003, the Board of Directors, on the recommendation of the Audit Committee, adopted the Amended and Restated Audit Committee Charter (a copy of which is attached to this Proxy Statement as Appendix A) to reflect and comply with the relevant provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), and with the related Nasdaq rules. None of the members of the Audit Committee are "affiliated persons" of the Company, as defined by the SEC, and therefore, the Company is not required to change the membership of the Audit Committee. The Audit Committee is responsible for, among other things:

.	appointing, compensating and overseeing the work of the Company's independent accountants,
.	approving all audit and permitted non-audit services performed by such accountants,
.	consulting with such accountants and reviewing with them the results of their examination,
.	reviewing the Company's annual financial statements and other relevant financial reports or financial information,
.	reviewing the regular internal financial reports prepared by management,
.	reviewing the Company's financial reporting and accounting standards and principles and internal controls,
.	reviewing and recommending for filing the Company's reports, which contain financial information, with the Securities and Exchange Commission, and
.	reviewing and investigating any matters pertaining to the integrity of management.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee has discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without its management present, reviewed and discussed the results of the independent auditors' examination of the Company's financial statements.

The Audit Committee also reviewed the Company's audited financial statements as of and for the year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

The Audit Committee has also considered whether the provision of non-audit services by KPMG to the Company is compatible with maintaining the independence of KPMG and has discussed with the auditors such auditor's independence. In accordance with the requirements of Sarbanes-Oxley, all services to be provided by KPMG are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. The Chairman of the Audit Committee is authorized to pre-approve non-audit services, up to $2,500 per project, provided, however, that such approval must be ratified at the next Audit Committee meeting by the full Audit Committee. Sarbanes-Oxley prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest. The Company has not obtained any of these services from KPMG and the Company is able to obtain such services from other service providers at competitive rates. See "RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS" for more information regarding fees paid to KPMG for services in the fiscal year 2002.

Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

On June 28, 2002, upon the recommendation of the Audit Committee and with the approval of the Board of Directors, the Company dismissed Arthur Andersen LLP as the Company's independent auditors. The Audit Committee then recommended, the Board approved, and the stockholders ratified, the selection of KPMG LLP as independent auditors for the year ended December 31, 2002.

Submitted by:
Christopher E. Girgenti Robert H. Mundheim Jeri L. Korshak
Members of the Audit Committee

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total return on the Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and a Peer Group, for the period beginning December 15, 1999, the day the Common Stock began trading, through December 31, 2002.

___________
(1)	The graph assumes that on December 15, 1999, $100 was invested in Common Stock and in each index, and all dividends were reinvested. No cash dividends have been declared on the Common Stock.
(2)	Stockholder returns over the indicated period should not be considered indicative of future stockholder results.
(3)

The Company's New Peer Group consists of thirteen public companies engaged in various aspects of the eLearning industry, and includes: Click2Learn.com, Inc. (CLKS), Digitalthink, Inc. (DTHK), Docent, Inc. (DCNT), Healthstream, Inc. (HSTM), Learn2.com, Inc. (LTWC), Lightspan, Inc. (LSPN), Saba Software (SABA), Scientific Learning Corporation (SCIL), SkillSoft Corporation (SKIL), SmartForce Corporation (SMTF), VCampus Corporation (VCMP), Centra Software, Inc.

(CTRA) and WebEx, Inc (WEBX). Smartforce Corporation (SMTF) merged with Skillsoft Corporation (SKIL) on September 6, 2002.
(4)

The Company's Old Peer Group consisted of twelve public companies engaged in various aspects of the eLearning industry, and included: Click2Learn.com, Inc. (CLKS), Digitalthink, Inc. (DTHK), Docent, Inc. (DCNT), Healthstream, Inc. (HSTM), Learn2.com, Inc. (LTWC), Lightspan, Inc. (LSPN), Riverdeep Interactive Learning Limited (RVDP), Saba Software (SABA), Scientific Learning Corporation (SCIL), SkillSoft Corporation (SKIL), SmartForce Corporation (SMTF) and VCampus Corporation (VCMP).

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and Stock Performance Graph are not deemed filed with the SEC and will not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. In addition, each non-employee director of the Company has entered into a separate indemnification agreement with the Company.

The Board of Directors has adopted a policy that all material transactions with affiliates will be on terms no less favorable to the Company than those available from unaffiliated third parties and will be approved by a majority of the disinterested members of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and any persons who are the beneficial owners of more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than ten percent beneficial stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such forms received by it and written representations from reporting persons for the 2002 fiscal year, the Company believes that all of the Company's executive officers, directors and greater than ten percent beneficial stockholders complied with all applicable Section 16(a) reporting requirements for the 2002 fiscal year in a timely manner.

ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2002 (the "Annual Report") is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K with the SEC on March 28, 2003. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations at the Company's principal executive offices located at 4900 South Monaco Street, Denver, Colorado 80237.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Stockholder proposals intended for presentation at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than the close of business on January 27, 2004 and no later than the close of business on February 26, 2004 if such proposals are to be considered timely and for inclusion in the Company's proxy statement. In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2004 Annual Meeting of Stockholders that is not described in the 2004 proxy statement unless the Company has received notice of such proposal on or before the close of business on February 26, 2004. However, if the Company determines to change the date of the 2004 Annual Meeting of Stockholders so that it occurs more than 30 days prior to, or more than 60 days after, July 22, 2004, stockholder proposals intended for presentation at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than 90 days prior to the date of such annual meeting and no later than the later of 60 days prior to the date of such annual meeting or the tenth day following the date on which public announcement of the date of such annual meeting is first made by the Company.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

The Board of Directors of eCollege.com

Dated: June 25, 2003

APPENDIX A

eCollege.com
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
I.	PURPOSE
The purpose of the Audit Committee (the "Committee") shall be to assist the Board of Directors of the Corporation (the "Board") in fulfilling its oversight responsibilities by reviewing:
	A.	the financial information that will be provided to the stockholders and others;
	B.	the systems of internal financial controls which management and the Board have established; and
	C.	the Corporation's audit and financial reporting process.

The independent accountants are ultimately responsible to the Committee as representatives of the stockholders. The Committee has the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

In order to define the responsibilities and operations of the Committee, the Board has unanimously adopted this Charter, which sets forth the purposes, composition and governing policies and procedures for the Committee.

The purposes and procedures outlined in this Charter are meant to serve as guidelines, and the Committee is delegated the authority to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. Nothing herein is intended to expand applicable standards of liability under state or federal law for directors of a corporation.

II.	COMPOSITION
A.

The Committee shall be comprised of at least three (3) directors elected by the Board and all of such members shall be "independent" (as defined in the listing standards of the NASDAQ National Market). The Board shall affirmatively determine annually, as required by the applicable listing standards, that the members of the Committee are independent.

	B.	All members of the Committee shall have a working familiarity with basic finance and accounting practices.
C.

It is desirable, but not required, that at least one member of the Committee shall qualify as an "Audit Committee Financial Expert" (as defined by the Securities and Exchange Commission). The Committee shall report to the Board annually the status of any of the Committee Members as Audit Committee Financial Experts.

D.

No member of the Committee shall, other than in his or her capacity as a member of the Committee, the Board or other Board committee, (a) accept any consulting, advisory or other compensatory fee from the Corporation; or (b) be an affiliated person of the Corporation or any subsidiary.

III.	MEETINGS
	A.	The Committee shall meet on a regular basis, but at least quarterly, and shall hold special meetings as circumstances require.
	B.	A majority of the members of the Committee shall constitute a quorum.
	C.	The Committee shall hold regular executive sessions with the Company's independent public accountants, and with the Company's General Counsel.

	D.	The Committee shall report on its activities and recommendations to the Board as often as appropriate, but no less frequently than quarterly.
E.

Meetings of the Committee shall be held at such time, on such notice, and at such place as a majority of the members thereof shall determine and may be held by conference telephone call. Actions taken by unanimous written consent of the Committee shall be as effective as actions taken at a meeting thereof.

	F.	Minutes will be kept of each meeting of the Committee.
G.

Any action of the Committee shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be adversely affected by any such revision, modification, rescission, or alteration.

IV.	GENERAL RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties, the Committee shall:
	A.	Review this Charter, at least annually, and recommend any changes to the Board.
	B.	Review the organization's annual financial statements and any other relevant reports or other financial information.
	C.	Review the regular internal financial reports prepared by management and any internal auditing department.
D.

Review the Corporation's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Corporation's financial statements, including alternatives to, and the rationale for, the decisions made.

	E.	Review and recommend the filing of the Company's reports, which contain financial information concerning the Company, with the Securities and Exchange Commission.
	F.	Prepare and publish an annual Committee report in the Corporation's proxy statement.
G.

Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required by the policies of the Corporation.

	H.	Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.
	I.	The Committee shall have the authority to retain such outside counsel, experts and other advisors, at the Company's expense, as the Committee may deem appropriate in its sole discretion.
V.	SELECTION AND REVIEW OF INDEPENDENT ACCOUNTANTS

The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent public accountants engaged by the Corporation for the purposes of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Committee. In accordance with this responsibility, the Committee shall:

	A.	On an annual basis:
1.

obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1; and

		2.	review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
	B.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
C.

Following completion of the annual audit, review separately with the independent accountants, the internal auditing department, if any, and management, any significant difficulties encountered during the course of the audit.

D.

Pre-approve all audit and permitted non-audit services from the independent accountants, provided, however, that neither the Committee nor the Corporation may engage the Corporation's independent accountants for the following services:

		1.	bookkeeping or other services related to the accounting records or financial statements of the Corporation;
		2.	financial information systems design and implementation;
		3.	appraisal or valuation services, fairness opinions or contribution-in-kind reports;
		4.	actuarial services;
		5.	internal audit outsourcing services;
		6.	management or human resources functions;
		7.	broker or dealer, investment adviser or investment banking services; or
		8.	legal services and expert services unrelated to the audit.

The Committee may delegate to the Committee Chairperson the authority to pre-approve, on behalf of the Committee, the provision of permitted non-audit services, up to $2,500 per engagement, from the independent accountants as are permitted under the applicable rules and regulations; provided, however, that a report of all non-audit services pre-approved pursuant to this paragraph shall be presented to the Committee at its next scheduled meeting.

VI.	Procedure for complaints and anonymous submissions
The Committee shall establish and maintain procedures for:
	A.	The receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, disclosure controls and auditing matters; and
	B.	The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

eCollege.com

PROXY

Annual Meeting of Stockholders, July 22, 2003

This Proxy is Solicited on Behalf of the Board of Directors of
eCollege.com

The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held July 22, 2003, and the Proxy Statement and appoints Oakleigh Thorne and Douglas Kelsall, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eCollege.com (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at 4900 S. Monaco Street, Denver, Colorado 80237, on Tuesday, July 22, 2003, at 2:00 p.m., local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

The Board of Directors recommends a vote IN FAVOR OF each director listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of each of the directors listed below and IN FAVOR OF the other proposals and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting.

1.	To elect directors to serve for a one-year term or until the successors are duly elected and qualified.

		FOR	WITHHOLD AUTHORITY TO VOTE
	Oakleigh Thorne	[ ]	[ ]
	Jack W. Blumenstein	[ ]	[ ]
	Christopher E. Girgenti	[ ]	[ ]
	Jeri L. Korshak	[ ]	[ ]
	Robert H. Mundheim	[ ]	[ ]
	Douglas H. Kelsall	[ ]	[ ]

2.	To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.				[ ]	[ ]	[ ]
					FOR	AGAINST	ABSTAIN
3.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.				[ ]	[ ]	[ ]
					FOR	AGAINST	ABSTAIN
Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate(s))
Please sign your name:				Date:
(Authorized Signature(s))